                                                                    Exhibit 10.8



                         FORM OF STOCKHOLDER AGREEMENT



                                    between



                           Westar Industries, Inc.,
                             a Kansas corporation



                                      and



                           HVOLT Enterprises, Inc.,
                            a Delaware corporation



                     Dated as of [                ], 200_
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                               TABLE OF CONTENTS

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
ARTICLE I  Certain Definitions................................................  1

ARTICLE II Representations and Warranties.....................................  6

  Section 2.1     Representations and Warranties of the Company...............  6
  Section 2.2     Representations and Warranties of the Stockholder...........  6

ARTICLE III Stockholder and Company Conduct...................................  7

  Section 3.1     Standstill Provision........................................  7
  Section 3.2     Required Reduction of Ownership Percentage..................  8
  Section 3.3     Top-Up Rights...............................................  8
  Section 3.4     Restrictions on Transfer....................................  8
  Section 3.5     Buy-Back Options............................................ 10
  Section 3.6     Charter and By-laws......................................... 10
  Section 3.7     Rights Agreement............................................ 10
  Section 3.8     Taxes Upon Conversion or Exchange........................... 11
  Section 3.9     Prohibition on Senior Securities............................ 11
  Section 3.10    Section 203 of the DGCL..................................... 11

ARTICLE IV Board Representation and Voting.................................... 11

  Section 4.1     Directors Designated by the Stockholder..................... 11
  Section 4.2     Resignation of Stockholder Nominees......................... 13
  Section 4.3     Voting...................................................... 13

ARTICLE V Effectiveness and Termination....................................... 15

  Section 5.1     Effectiveness............................................... 15
  Section 5.2     Termination................................................. 15

ARTICLE VI Miscellaneous...................................................... 16

  Section 6.1     Compliance With Law......................................... 16
  Section 6.2     Regulatory Matters.......................................... 16
  Section 6.3     Injunctive Relief........................................... 16
  Section 6.4     Successors and Assigns...................................... 16
  Section 6.5     Amendments; Waiver.......................................... 16
  Section 6.6     Notices..................................................... 17
  Section 6.7     APPLICABLE LAW.............................................. 18
  Section 6.8     Headings.................................................... 18
  Section 6.9     Integration................................................. 18
  Section 6.10    Severability................................................ 18
  Section 6.11    Consent to Jurisdiction..................................... 18
  Section 6.12    Counterparts................................................ 18

                                       i
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     This STOCKHOLDER AGREEMENT dated as of [         ], 200__ (this
"Agreement") is between HVOLT Enterprises, Inc. a Delaware corporation (the "Company"), and Westar Industries, Inc., a Kansas corporation (the "Stockholder").

                                  WITNESSETH:

     WHEREAS, the Company, Western Resources, Inc., a Kansas corporation ("WRI"), Public Service Company of New Mexico, a New Mexico corporation ("PNM"), HVK, Inc., a Kansas corporation and a wholly owned subsidiary of the Company and HVNM, Inc., a New Mexico corporation and wholly owned subsidiary of the Company have entered into an Agreement, dated as of November 8, 2000, (the "Merger Agreement"), pursuant to which WRI will become a wholly owned subsidiary of the Company (the "Merger") and pursuant to which the Stockholder has acquired Beneficial Ownership (as defined in Article I hereof) of 55,000,000 shares of common stock of the Company, par value $.001 per share (the "Common Stock") and up to shares of Series ____ Convertible Preferred Stock of the Company, par value $.001 per share the "Convertible Preferred Stock");

     WHEREAS, prior to the consummation of the Merger (the "Closing"), the Company and the Stockholder desire to establish in this Agreement certain terms and conditions concerning the acquisition and disposition of securities of the Company by the Stockholder, and related provisions concerning the Stockholder's relationship with and investment in the Company; and

     WHEREAS, concurrently with the execution and delivery hereof, the Company and the Stockholder are entering into a Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement"):

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   Article I
                              Certain Definitions

     In addition to other terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the meanings ascribed to them below:

     "Affiliate" shall mean, with respect to any person, any other person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such person. For the purposes of this definition, "control," when used with respect to any particular person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement" shall have the meaning assigned to such term in the introduction hereto.

     "Beneficial Owner" (and, with correlative meanings, "Beneficially Own" and "Beneficial Ownership") of any interest means a Person who, together with his or its Affiliates, is or may be deemed a beneficial owner of such interest for purposes of Rule 13d-3 or 13d-5 under the Exchange Act, or who, together with his or its Affiliates, has the right to become such a beneficial owner of such interest (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise, conversion or exchange of any warrant, right or other instrument, or otherwise.

     "Board" shall mean the Board of Directors of the Company in office at the applicable time, as elected in accordance with the Charter and By-laws of the Company and with the provisions of this Agreement.

     "Buy-Back Offer" shall have the meaning assigned to such term in Section 3.7(a) hereof.

     "By-laws" shall mean the by-laws of the Company, in the form specified in the Merger Agreement, as they may be amended from time to time.

     "Change in Control" shall mean the occurrence of any one of the following events:

          (1) any Person (other than the Stockholder Group) becoming the Beneficial Owner, directly or indirectly, of Voting Securities, pursuant to the consummation of a merger, consolidation, sale of all or substantially all of the Company's assets, share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in such transaction, so as to cause such Person's Voting Ownership Percentage to exceed the Control Percentage (as defined below); provided, however, that the event described in this paragraph (1) shall not be deemed to be a Change in Control if it occurs as the result of any of the following acquisitions: (A) by any employee benefit plan sponsored or maintained by the Company or any Affiliate, or
     (B) by any underwriter temporarily holding securities pursuant to an offering of such securities;

          (2) the consummation of a merger, consolidation, sale of all or substantially all of the Company's assets, share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in such transaction, unless immediately following such transaction more than 50% of the total voting power of (x) the corporation resulting from such transaction, or (y) if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of such resulting corporation, is represented by Voting Securities that were outstanding immediately prior to such transaction (or, if applicable, shares into which such Voting Securities were converted pursuant to such transaction), and such voting power among the holders of such Voting Securities that were outstanding immediately prior to such transaction is in substantially the same proportion as the voting power of such Voting Securities among the holders thereof immediately prior to such transaction; or

          (3) the consummation of a plan of complete liquidation or dissolution of the Company.

     "Charter" shall mean the Certificate of Incorporation of the Company, in the form specified in the Merger Agreement, as it may be amended from time to time.

     "Clearly Credible Tender Offer" shall mean any bona fide offer, tender offer or exchange offer that is subject to Section 14 of the Exchange Act, other than any such offer with respect to which (i) the Board of Directors of the Company is advised in writing by outside counsel of recognized standing that the consummation of such offer would be in violation of applicable law, or (ii) the party making such offer has not obtained as of the date of the commencement of such offer definitive commitment letters from reputable financial institutions in customary form with respect to the financing of such offer.

     "Closing" shall have the meaning assigned in the second recital of this Agreement.

     "Commission" shall mean the United States Securities and Exchange
Commission.

     "Common Stock" shall have the meaning assigned in the first recital of this Agreement.

     "Company" shall have the meaning assigned in the introduction of this Agreement.

     "Company Repurchase Notice" shall have the meaning assigned in Section 3.5(b) hereof.

     "Control Percentage" shall mean a Voting Ownership Percentage of 15%.

     "Conversion" shall mean the conversion of shares of Convertible Preferred Stock into shares of Common Stock pursuant to the Charter.

     "Convertible Preferred Stock" shall have the meaning assigned in the first recital of this Agreement.

     "DGCL" shall have the meaning assigned in Section 3.6 hereof.

     "Director" shall mean any member of the Board of Directors of the Company in office at the applicable time, as elected in accordance with the provisions of the By-laws of the Company.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Independent Director" shall mean any person who is not a Stockholder Nominee and is independent of and otherwise unaffiliated with any member of the Stockholder Group, and who is not a director, officer, employee, consultant or advisor (financial, legal or other) of any member of the Stockholder Group and has not served in any such capacity in the previous three (3) years; provided that any consultant or advisor that has not provided $60,000 or more per annum of services to the Company in the current or previous two years shall be deemed an Independent Director for purposes of this Agreement.

     "Initial Stockholder Nominee Notice" shall have the meaning assigned in
Section 4.1(b) of this Agreement.

     "Initial Stockholder Nominees" shall have the meaning assigned in Section 4.1(b) of this Agreement.

     "Maximum Ownership Percentage" shall mean, calculated at a particular point in time, a Total Ownership Percentage equal to the Total Ownership Percentage at the time of the Closing.

     "Merger" shall have the meaning set forth in the first recital of this Agreement.

     "Merger Agreement" shall have the meaning set forth in the first recital of this Agreement.

     "1935 Act" shall mean the Public Utility Holding Company Act of 1935, as amended.

     "Nominating Committee" shall mean the committee comprised of members of the Board whose functions include recommendations to the Board of nominees for election as directors. In the event there shall not be such a committee, "Nominating Committee" shall mean the Board itself.

     "NYSE" shall mean the New York Stock Exchange Inc.

     "Person" shall mean any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or department or agency of a government.

     "Registration Rights" shall mean the rights and obligations of the Stockholder Group and the corresponding rights and obligations of the Company set forth in the Registration Rights Agreement.

     "Registration Rights Agreement" shall have the meaning assigned in the third recital of this Agreement.

     "Repurchase" shall have the meaning assigned in Section 3.5(a) of this Agreement.

     "Sale Notice" shall have the meaning assigned in Section 3.4(b)(i) of this Agreement.

     "Sale Option" shall have the meaning assigned in Section 3.4(b) of this Agreement.

     "Sale Period" shall have the meaning assigned in Section 3.4(b)(ii) of this Agreement.

     "Sale Securities" shall have the meaning assigned in Section 3.4(b)(i) of this Agreement.

     "Securities" shall mean any equity securities of the Company.

     "Securities Act" shall mean the Securities Act of 1993, as amended.

     "Seller" shall have the meaning assigned in Section 3.4 of this Agreement.

     "Stockholder" shall have the meaning assigned in the introduction to this Agreement, as well as any successor to the rights and obligations to the holder of Securities hereunder.

     "Stockholder Affiliate" shall mean any Affiliate of the Stockholder.

     "Stockholder Group" shall mean the Stockholder, any Stockholder Affiliate and any Person with whom any Stockholder or any Affiliate of any Stockholder is part of a 13D Group.

     "Stockholder Nominees" shall have the meaning set forth in Section 4.1(d) of this Agreement.

     "Successor Stockholder Nominee Notice" shall have the meaning assigned in
Section 4.1(d) of this Agreement.

     "Successor Stockholder Nominees" shall have the meaning assigned in Section 4.1(d) of this Agreement.

     "13D Group" shall mean any group of Persons acquiring, holding, voting or disposing of any Voting Security which would be required under Section 13(d) of the Exchange Act and the rules and regulations thereunder to file a statement on
Schedule 13D with the Commission as a "person" within the meaning of Section 13(d)(3) of the Exchange Act.

     "Total Ownership Percentage" shall mean, calculated at a particular point in time, the Voting Power which would be represented by the Securities Beneficially Owned by the Person whose Total Ownership Percentage is being determined if all shares of Convertible Preferred Stock (or other Securities convertible into Voting Securities) Beneficially Owned by such Person were converted into shares of Common Stock (or other Voting Security).

     "Total Voting Power" shall mean, calculated at a particular point in time, the aggregate Votes represented by all then outstanding Voting Securities.

     "Transfer" shall mean any sale, transfer, pledge, encumbrance or other disposition to any Person, and to "Transfer" shall mean to sell, transfer, pledge, encumber or otherwise dispose of to any Person.

     "Transferee" shall mean any person to whom Voting Securities are Transferred.

     "Unrestricted Ownership Percentage" shall mean a Voting Ownership Percentage of 9.9%.

     "Votes" shall mean votes entitled to be cast generally in the election of Directors, not including the votes that would be able to be cast by holders of shares of Convertible Preferred Stock upon Conversion to shares of Common Stock unless such Conversion shall occur or be deemed to occur.

     "Voting Ownership Percentage" shall mean, calculated at a particular point in time, the Voting Power represented by the Voting Securities Beneficially Owned by the Person whose Voting Ownership Percentage is being determined.

     "Voting Power" shall mean, calculated at a particular point in time, the ratio, expressed as a percentage, of (a) the Votes represented by the Voting Securities with respect to which the Voting Power is being determined to (b) Total Voting Power.

     "Voting Securities" shall mean the Common Stock and shares of any other class of capital stock of the Company then entitled to vote generally in the election of Directors, and shall not include Convertible Preferred Stock (or other Securities convertible into Voting Securities) prior to Conversion into Common Stock (or other Voting Security).

                                  Article II
                        Representations and Warranties

     Representations and Warranties of the Company. The Company represents and warrants to the Stockholder as of the date hereof as follows:

          (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation and has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.

          (b) This Agreement has been duly and validly authorized by the Company and all necessary and appropriate action has been taken by the Company to execute and deliver this Agreement and to perform its obligations hereunder.

          (c) This Agreement has been duly executed and delivered by the Company and assuming due authorization and valid execution and delivery by the Stockholder, this Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms.

     Representations and Warranties of the Stockholder. The Stockholder represents and warrants to the Company as of the date hereof as follows:

          (a) The Stockholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation and has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.

          (b) This Agreement has been duly and validly authorized by the Stockholder and all necessary and appropriate action has been taken by the Stockholder to execute and deliver this Agreement and to perform its obligations hereunder.

          (c) This Agreement has been duly executed and delivered by the Stockholder and assuming due authorization and valid execution and delivery by the Company, this Agreement is a valid and binding obligation of the Stockholder, enforceable in accordance with its terms.

          (d) As of the effectiveness of this Agreement, the Stockholder Group Beneficially Owns [_________] shares of Common Stock and [___________] shares of Convertible Preferred Stock and does not Beneficially Own any other Voting Security, warrant, option, convertible security or other similar right to acquire Common Stock or shares of any other class of capital stock of the Company which are entitled to vote generally in the election of directors.

                                  Article III
                        Stockholder and Company Conduct

     Standstill Provision. Subject to the provisions of this Agreement, during the term of this Agreement, the Stockholder agrees with the Company that, without the prior approval of a majority of the Board, the Stockholder will not, and will cause each Stockholder Affiliate not to, take any of the following actions:

          (a) singly or as part of a partnership, limited partnership, syndicate or other 13D Group, directly or indirectly, acquire Beneficial Ownership of any Voting Security so as to cause the Stockholder Group's Voting Ownership Percentage to exceed the Unrestricted Ownership Percentage; or

          (b) singly or as part of a partnership, limited partnership, syndicate or other 13D Group, directly or indirectly, acquire, propose to acquire, or publicly announce or otherwise disclose an intention to propose to acquire, or offer or agree to acquire, by purchase or otherwise, Beneficial Ownership of any Security so as to cause the Stockholder Group's Total Ownership Percentage to exceed the Maximum Ownership Percentage; or

          (c) deposit (either before or after the date of the execution of this Agreement) any Security in a voting trust or subject any Security to any similar arrangement or proxy with respect to the voting of such Security; or

          (d) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies", or become a "Participant" in a "solicitation" (as such terms are used in Regulation 14A under the Exchange Act) to seek to advise or influence any person to vote against any proposal or director nominee recommended to the stockholders of the Company or any of its subsidiaries by at least a majority of the Board of Directors; or

          (e) form, join or in any way participate in a 13D Group with respect to any Security of the Company or any securities of its subsidiaries; or

          (f) commence (including by means of proposing or publicly announcing or otherwise disclosing an intention to propose, solicit, offer, seek to effect or negotiate) a merger, acquisition or other business combination transaction relating to the Company; or

          (g) initiate a "proposal," as such term is used in Rule 14a-8 under the Exchange Act, "propose", or otherwise solicit the approval of, one or more stockholders for a "proposal" or induce or attempt to induce any other person to initiate a "proposal"; or

          (h) otherwise act, alone or in concert with others, to seek to control or influence the management, the Board or policies of the Company; or

          (i) take any other action to seek or effect control of the Company other than in a manner consistent with the terms of this Agreement.

     This Section 3.1 shall not be interpreted to restrict the Stockholder or any Stockholder Affiliate from taking any action or exercising any right consistent with the terms of this Agreement, including engaging in private and confidential discussions with the Board or the management of the Company. In addition, this section shall not be deemed to restrict the Stockholder Nominees from participating as board members in the direction of the Company.

     Required Reduction of Ownership Percentage. If at any time the Stockholder becomes aware that the Stockholder Group's Total Ownership Percentage exceeds the Maximum Ownership Percentage (other than as a result of action on the part of the Company or any of its Affiliates), then the Stockholder shall, or shall cause the Stockholder Affiliates to, consistent with the provisions of Section
3.4 of this Agreement, promptly take all action necessary to reduce the amount of Securities Beneficially Owned by the Stockholder Group such that the Stockholder Group's Total Ownership Percentage is not greater than the Maximum Ownership Percentage.

     Top-Up Rights. (a) During the term of this Agreement, (i) if the Stockholder Group's Voting Ownership Percentage falls below the Unrestricted Ownership Percentage, the Stockholder may purchase Voting Securities from time to time in the open market or otherwise in an amount sufficient in order to restore the Stockholder Group's Voting Ownership Percentage to the Unrestricted Ownership Percentage.

          (a) All Securities acquired by purchase pursuant to this Section 3.3 shall be subject to the terms of this Agreement.

     Restrictions on Transfer. None of the members of the Stockholder Group shall directly or indirectly Transfer any Securities without the prior written consent of a majority of the Independent Directors, except the following
Transfers:

          (a) Transfers of Securities representing Voting Power (assuming the conversion of all Convertible Preferred Stock to be transferred) of less than 5.0% to any Transferee, without prior notice to the Company, so long as such Transferee and any Affiliate of such Transferee and any such person who is a member of a 13D Group with such Transferee does not have a Voting Ownership Percentage (assuming the conversion of all Convertible Preferred Stock to be transferred) of 5.0% or more immediately after giving effect to such Transfer.

          (b) Transfers of Securities representing Voting Power (assuming the conversion of all Convertible Preferred Stock to be transferred) of 5.0% or more pursuant to the following procedure (the "Sale Option"):

               (i) If a member of the Stockholder Group (the "Seller") determines that it wishes to seek a buyer for any of the Securities in a transaction that would result in a purchaser other than a member of the Stockholder Group holding 5.0% or more of the Voting Power (assuming the conversion of all Convertible Preferred Stock to be transferred), Seller shall provide written notice (a "Sale Notice") of its intention to sell such Securities (the "Sale Securities"). The
          Sale Notice shall specify the number of Sale Securities and the cash price per share at which the Company or its designee may purchase the Sale Securities.

               (ii) The Company shall give notice to the Seller within 15 days of receiving the Sale Notice of whether the Company intends to purchase the Sale Securities, and if the Company elects to purchase such Sale Securities, the Company shall have a period ending on the later of fifteen (15) days after the date of the Sale Notice and five
          (5) days from the date of receipt of all necessary regulatory approvals (the "Sale Period") (provided, that in no event shall the Sale Period exceed one hundred eighty (180) days) within which to effect a closing of the Company's or its designee's purchase of all, but not less than all, of the Sale Securities.

               (iii) If the Company or its designee shall not give the Seller notice of its election to purchase the Sale Securities within the specified period or shall for any reason fail to effect a closing of the purchase of all of the Sale Securities within the Sale Period, the Seller shall have the right, for a period of one year following such notice of election not to purchase or failure to purchase, to sell all or part of such Sale Securities to any other person for a price equal to or exceeding the price specified in the Sale Notice; provided however that before the Seller may sell the Sale Securities to any such person pursuant to this Section 3.4(b), such person shall have entered into a stockholders agreement containing substantially the same terms as this Agreement, except for Sections 4.1 and 4.2 hereto.

          (c) Transfers of Securities to the public in a bona fide underwritten offering pursuant to the Registration Rights Agreement; provided, however, that the Seller and the representative or representatives of the underwriters previously agree in writing with the Company that all reasonable efforts will be made to achieve a wide distribution of the Voting Securities in such offering and to ensure that no Transferee in such offering acquires for its own account Beneficial Ownership of Securities representing upon Transfer Voting Power of 3.0% or more.

          (d) Direct or indirect transfers of all or part of the Stockholder Group's Securities pursuant to a distribution of Securities among the stockholders of the Stockholder on either a pro rata basis or a basis otherwise designed to widely distribute such Securities among the Stockholder's existing stockholders.

          (e) Transfers of Securities among members of the Stockholder Group; provided, however, that any such Transferee shall agree with the Company in writing prior to each such transfer to be bound by the terms of this Agreement with respect to its Beneficial Ownership of Securities, and that upon such agreement such Transferee shall be considered the Stockholder for purposes of this Agreement.

          (f) Transfers in connection with a financing transaction in which the Stockholder grants a security interest in or otherwise collateralizes a financing with Securities; provided, however, that the lender in any such transaction shall have entered into a stockholders agreement containing substantially the same terms as this Agreement, except for Sections
4.1 and 4.2 hereto.

          (g) If a Clearly Credible Tender Offer for the Company has been commenced, at the Stockholder's option Transfers of Securities by means of tenders into such Clearly Credible Tender Offer in an amount not exceeding the percentage (on the basis of total Votes and assuming the conversion of all shares of Convertible Preferred Stock into shares of Common Stock) of the Voting Securities of which it is the Beneficial Owner equal to the highest percentage (on the basis of total Votes) of the aggregate of all Voting Securities not Beneficially Owned by any member of the Stockholder Group which has ever been announced to have been tendered into such Clearly Credible Tender Offer.

     Buy-Back Options. (a) During the term of this Agreement, if the Company purchases Securities from the public, whether by tender offer, open market purchase or otherwise (a "Repurchase"), the Company shall contemporaneously with the Repurchase offer to repurchase from the Stockholder on the same terms and conditions, including price, as in the Repurchase, a percentage (on the basis of total Votes and assuming the conversion of all shares of Convertible Preferred Stock into shares of Common Stock) of those Securities Beneficially Owned by the Stockholder equal to the percentage (on the basis of total Votes and assuming the conversion of all shares of Convertible Preferred Stock into shares of Common Stock) of Securities to be Repurchased from the Beneficial Owners of Securities other than the Stockholder or any Stockholder Affiliate (the "Buy-Back Offer"). The Stockholder may accept such Buy-Back Offer in its sole discretion.

          (b) The Company shall provide notice to the Stockholder of its intention to engage in a Repurchase not less than 30 days in advance of the date on which the Repurchase is to begin (the "Company Repurchase Notice"). The Stockholder must provide notice to the Company within ten (10) days of receipt of the Company Repurchase Notice of whether the Stockholder intends to accept the Buy-Back Offer.

     Charter and By-laws. During the term of this Agreement the Company shall not amend, alter or repeal, or propose the amendment, alteration or repeal of, any provision of the Charter or the By-laws in any manner which is inconsistent with the terms of this Agreement and which adversely affects the rights of the Stockholder Group under the terms of this Agreement. If at any time during the term of this Agreement the provisions of this Agreement shall conflict with the provisions of the Charter and the By-laws, the provisions of this Agreement shall, to the extent permitted by the Delaware General Corporation Law (the "DGCL"), be controlling.

     Rights Arrangement. During the term of this Agreement, the Company hereby agrees not to implement or amend any provision of any rights agreement or similar form of stockholder rights or stockholder protective device (a "Rights Arrangement") in any manner which is inconsistent with the terms of this Agreement or the Merger Agreement and which adversely affects the rights of the Stockholder Group under the terms of this Agreement; provided, however, that this provision shall not preclude the Company from implementing a Rights Arrangement in customary form for holding companies registered under the 1935 Act; provided, further, that such Rights Arrangement shall (i) exempt the Stockholder from its provisions pursuant to which ownership of a beneficial interest in the Company's securities affects the exercisability of the rights and (ii) not apply to any person that acquires less than a 20% beneficial ownership interest in the Company's voting securities.

     Taxes Upon Conversion or Exchange. The Company hereby agrees to pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of (i) any shares of Convertible Preferred Stock, (ii) any shares of Common Stock issued in a Conversion of shares of Convertible Preferred Stock, or (iii) any exchange of shares of Common Stock for shares of Convertible Preferred Stock, or certificates or instruments evidencing any of such shares or securities. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Common Stock in a Conversion of shares of Convertible Preferred Stock in a name other than that in which the shares of such Convertible Preferred Stock were registered.

     Prohibition on Senior Securities. During the term of this Agreement, the Company hereby agrees that it shall not, except as may otherwise be contemplated by this Agreement, create, authorize or reclassify any authorized stock of the Company into (x) any class or series of the Company's capital stock ranking prior to the Convertible Preferred Stock as to dividends or as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or (y) any class or series of the Company's capital stock entitled to vote separately as a class on any matter whatsoever, other than an amendment to the Charter which would have the effect of modifying the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series so as to affect the holders thereof adversely, or (z) any security convertible into shares of any class or series described in (x) or (y) above.

     Section 203 of the DGCL. The Board of Directors of the Company shall take such actions as are necessary to ensure that the provisions of Section 203 of the DGCL shall not be applicable to the Stockholder.

                                  Article IV
                        Board Representation and Voting

     Directors Designated by the Stockholder. (a) During the term of this Agreement, the size of the Board shall be nine (9), ten (10) or twelve (12) directorships. During the term of this Agreement, the Company agrees to not cause or allow the size of the Board to be eleven (11) directorships. Immediately following the Closing, if the size of the Board is nine (9) or ten
(10) directorships, the Board shall appoint as a Director one (1) Stockholder Nominee (as defined in Section 4.1(b) below and in addition to any Directors that may be appointed pursuant to Section 7.10(a) of the Merger Agreement) who has been designated by the Stockholder in the Stockholder Nominee Notice (as defined in Section 4.1(b) below and attached as Exhibit A hereto). If the size of the Board, at the time of the Closing, is twelve (12) directorships, the Board shall appoint as Directors two (2) Stockholder Nominees (in addition to any Directors that may be appointed pursuant to the Merger Agreement) who have been designated by the Stockholder in the Stockholder Nominee Notice. To the closest extent possible, the Stockholder Nominee (and the nominees to be appointed pursuant to Section 7.10(a) of the Merger Agreement) shall be placed evenly in each class of Directors and, if more Stockholder Nominees are appointed pursuant to this Section 4.1 than there are classes of Directors, then the classes of

Directors latest standing for election shall have placed in them additional Stockholder Nominees, with one Director placed in each successive class, so as to keep all classes as even as possible with respect to the number of Stockholder Nominees in each. In the event of a vacancy caused by the disqualification, removal, resignation or other cessation of service of any Stockholder Nominee from the Board, the Board shall elect as a Director (to serve the balance of the predecessor nominee's term) a new Stockholder Nominee who has been designated by the Stockholder in an additional Stockholder Nominee Notice that has been provided to the Company at least seven (7) days prior to the date of a regular meeting of the Board. In the event that the Size of the Board is, at the time of the Closing, nine (9) or ten (10) directorships, and is subsequently during the term of this Agreement, expanded to twelve (12) directorships, then, upon such expansion, the Board shall appoint as an additional Director, a Stockholder Nominee who has been designated by the Stockholder in a Stockholder Nominee Notice. Such additional Director shall be placed in the class of Directors latest standing for election, provided, however, that if placing such additional Director in such class would cause the classes of Directors then existing to have a differential in number of Stockholder Nominees therein in excess of one (1), then such additional Directors shall be placed in such classes so as to cause such differential to be one (1) or less.

          (b) The Stockholder shall provide notice to the Company (the "Stockholder Nominee Notice") as required by Section 4.1(a) above, which notice shall contain the following information: (i) the name of the person(s) it has designated to become Director(s) (the "Stockholder Nominees"), and (ii) all information required by Item 5(b) of Schedule 14A under the Exchange Act with respect to each such Stockholder Nominee.

          (c) During the term of this Agreement, at each annual meeting of stockholders of the Company at which the term of any Stockholder Nominee is to expire or (ii) a vacancy is caused by the removal, resignation, retirement, death, disability or disqualification or other cessation of service of any Stockholder Nominee, the Stockholder shall provide notice to the Company in writing ninety (90) days prior to the date of the proxy statement for the prior year's annual meeting of the Company's stockholders ("Successor Stockholder Nominee Notice"), indicating (x) the name of the person(s) it has designated to become Director(s) ("Successor Stockholder Nominees" and together with Stockholder Nominees, "Stockholder Nominees"), if any, (y) the class of Directors to which each such Successor Stockholder Nominee shall be assigned, and (z) all information required by Regulation 14A and Schedule 14A under the Exchange Act with respect to each such Successor Stockholder Nominee.

          (d) The Stockholder shall consult with the Company in connection with the identity of any proposed Stockholder Nominee. In the event the Company is advised in writing by its outside counsel that a proposed Stockholder Nominee would not be qualified under the Company's Charter or By-laws or any applicable statutory or regulatory standards to serve as a Director, or if the Company otherwise reasonably objects to a proposed Stockholder Nominee, including without limitation because such Stockholder Nominee either (i) is a director or officer of a direct competitor of the Company, (ii) does not satisfy the good faith reasonable criteria for Board membership of PNM in effect as of the date of the Merger Agreement, or (iii) has engaged in any adverse conduct that would require disclosure under Item 7 of Schedule 14A promulgated under the Exchange Act, the Stockholder agrees to withdraw such proposed Stockholder Nominee and nominate a replacement therefor (which replacement would be subject to the requirements of this Section 4.1(e)). Any such objection by the Company must be made no later than one (1) month after the Stockholder first informs the Company of the identity of the proposed Stockholder Nominee; provided, however, that the Company shall in all cases notify the Stockholder of any such objection sufficiently in advance of the date on which proxy materials are mailed by the Company in connection with such election of directors to enable the Stockholder to propose an alternate Stockholder Nominee pursuant to and in accordance with the terms of this Agreement. Stockholder Nominees may not be officers or employees of the Stockholder.

          (e) During the term of this Agreement the Company agrees to include each Stockholder Nominee to be added to or retained on the Board pursuant to this Agreement in the slate of nominees recommended by the Board to the Company's stockholders for election as Directors and shall use its best efforts to cause the election or reelection of each such Stockholder Nominee to the Board, including soliciting proxies in favor of the election of such persons.

          (f) During the term of this Agreement, the Stockholder shall be entitled to designate each Stockholder Nominee (including the Directors that may be appointed by the Stockholder pursuant to the Merger Agreement) to be a member of one committee of the Board (including without limitation the executive committee, the audit committee and the executive compensation committee), provided however, that if all such Stockholder Nominees are designated to serve on a committee at a time when an executive committee does not exist, then if an executive committee is so formed, the Stockholder shall be entitled to designate one Stockholder Nominee to serve on such committee in addition to serving on the committee on which such Stockholder Nominee serves at such time.

     Resignation of Stockholder Nominees. Unless otherwise agreed by the Company, the Stockholder shall cause each of the Stockholder Nominees then serving on the Board to offer their resignations from the Board immediately upon the earlier to occur of the following:

          (a) The termination of this Agreement pursuant to and in accordance with Section 5.2 hereof; and

          (b) The Stockholder Group's Total Ownership Percentage falling below 10%.

     Voting. During the term of this Agreement, the Stockholder, as a holder of shares of Voting Securities, agrees that:

          (a) The Stockholder shall, and shall cause each Stockholder Affiliate to, be present, in person or by proxy, at all meetings of stockholders of the Company such that the percentage of the total number of Voting Securities having voting rights which are Beneficially Owned by the Stockholder and the Stockholder Affiliates which are counted for the purpose of determining the presence of a quorum at such meetings shall be equal to the percentage of Voting Securities Beneficially Owned by other than the Stockholder or the Stockholder Affiliate which are present, in person or by proxy, at such meeting of stockholders of the Company, and which are counted for the purpose of determining the presence of a quorum at such meetings.

          (b) With respect to all matters submitted to a vote of the Company's stockholders during the term of this Agreement, the Stockholder and each member of the Stockholder Group shall vote all Voting Securities which are counted for the purpose of determining the presence of a quorum at a meeting of stockholders in accordance with Section 4.3(a) hereof, with respect to all matters voted on by the stockholders of the Company (whether at a regular or special meeting or pursuant to a unanimous written consent) in the same proportion as all Voting Securities (other than those Beneficially Owned by the Stockholder or the Stockholder Affiliate) are voted with respect to such matters.

          (c) Each Transferee of any Voting Securities who acquires such Voting Securities, directly or indirectly, from the Stockholder or any member of the Stockholder Group agrees that:

               (i) The Transferee shall be present, in person or by proxy, at all meetings of stockholders of the Company so that all Voting Securities having voting rights which are Beneficially Owned by the Transferee may be counted for the purpose of determining the presence of a quorum at such meetings.

               (ii) (A) With respect to the election of Directors, the Transferee shall vote all Voting Securities Beneficially Owned by the Transferee in favor of the election of all candidates for Director nominated by the Company's Board (including the Stockholder Nominees) and (B) with respect to any proposal initiated by a stockholder of the Company relating to any matter (other than nonbinding precatory resolutions with respect to which subsection (iii) hereof shall apply), the Transferee shall vote all Voting Securities Beneficially Owned by the Transferee in accordance with the recommendation of the Board.

               (iii) The Transferee shall vote as requested by a majority of the Board on compensatory stock plans submitted to stockholders of the Company for their approval, provided that (i) the Transferee shall not be obligated to so vote if the stock plan at issue involves the potential issuance of more than 5% of the equity securities of the Company, on a fully diluted basis, and (ii) the Transferee shall not be obligated to so vote if the aggregate of all such plans involves the potential issuance of more than 5% of the equity securities of the Company, on a fully diluted basis, in any rolling five-year period.

               (iv) With respect to all other matters submitted to a vote of the Company's stockholders during the term of this Agreement, (i) the Transferee may vote in its sole discretion a number of Voting Securities Beneficially Owned by the Transferee having voting rights with respect to such other matters representing in the aggregate a Voting Ownership Percentage not in excess of the Unrestricted Ownership Percentage, and (ii) the Transferee shall vote all Voting Securities Beneficially Owned by the Transferee having voting rights with respect to such other matters representing in the aggregate a Voting Ownership Percentage in excess of the Unrestricted Ownership Percentage in the same proportion (based on total Votes) as all Voting Securities voted on any such other matter are voted by the stockholders of the Company other than the Transferee, provided, however, that the Transferee may vote any or all of the Voting Securities Beneficially Owned by it in its sole discretion with respect to a vote of the Company's stockholders on any transaction or series of transactions which would, if consummated, constitute a Change in Control of the Company.

               (v) At all times the Transferee may exercise in its sole discretion such voting rights as the Convertible Preferred Stock may have from time to time pursuant to the Charter and with respect to an amendment to the Charter which would have the effect of modifying the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series so as to affect the holders thereof adversely.

                                   Article V
                         Effectiveness and Termination


     Effectiveness. This Agreement shall take effect immediately upon the Closing and shall remain in effect until it is terminated pursuant to Section
5.2 hereof.

     Termination. Unless otherwise agreed in writing by the Stockholder, this Agreement shall terminate upon the earliest to occur of the following:

          (a) The Company's failure to pay the stated quarterly dividend on any series of Convertible Preferred Stock in any four (4) quarters during the term of this Agreement.

          (b) The election to the Board of a majority of Directors other than those nominated by the Nominating Committee of the Board.

          (c) The size of the Board being increased to more than twelve (12) directors.

          (d) The Stockholder Group's Total Ownership Percentage falling below 10% for a period of 365 consecutive days.

          (e) Any material breach of this Agreement by the Company, provided that the Company has not cured the breach within sixty (60) days after receiving notice of such breach, or if cure within such time is not possible, the Company has not made reasonable good faith efforts to cure such breach, provided, further that in no event shall such cure period extend longer than ninety (90) days from the date of first notice of such breach.

          (f) Mutual written agreement of the Company and the Stockholder at any time to terminate this Agreement, which termination shall occur at a time to be fixed in such mutual agreement.

                                  Article VI
                                 Miscellaneous

     Compliance With Law. Notwithstanding anything to the contrary in this Agreement, no Transfer of Securities shall be deemed to be required or permitted pursuant to this Agreement if such Transfer would require regulatory approvals which, individually or in the aggregate with respect to such Transfer, would have a material adverse impact on the Company or any of its subsidiaries or the Stockholder or any Stockholder Affiliate.

     Regulatory Matters. During the term of this Agreement, the Company agrees to take all commercially reasonable steps to assist the Stockholder in securing such regulatory approvals as would not reasonably be expected to have a material adverse effect on the Company and as may be necessary to allow the Stockholder to exercise its rights under the Agreement at all times, including without limitation the right of the Stockholder to Transfer Securities free of the restrictions and limitations imposed by Section 6.1.

     Injunctive Relief. Each party hereto acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that each other party shall, in addition to any other rights or remedies which it may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain any party from violating, any of such provisions. In connection with any action or proceeding for injunctive relief, each party hereto hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have each provision of this Agreement specifically enforced against him or it, without the necessity of posting bond or other security against him or it, and consents to the entry of injunctive relief against him or it enjoining or restraining any breach or threatened breach of such provisions of this Agreement.

     Successors and Assigns. This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the Company and by the Stockholder and their respective successors and permitted assigns, and no such term or provision is for the benefit of, or intended to create any obligations to, any other Person.

     Amendments; Waiver. (a) This Agreement may be amended only by an agreement in writing executed by the parties hereto. Any approval of an amendment of this Agreement upon the part of the Company shall require the approval of a majority of the Independent Directors at a duly convened meeting thereof or all of the Company's directors by written consent thereto.

          (b) Either party may waive in whole or in part any benefit or right provided to it under this Agreement, such waiver being effective only if contained in a writing executed by the waiving party. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Any waiver of any benefit or right provided to the Company under this Agreement shall require the approval of a majority of the Board and a majority of the Independent Directors at a duly convened meeting thereof or all of the Company's directors by written consent thereto.

     Notices. Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered personally or by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission if promptly confirmed by one of the foregoing means, as follows:

If to the Company:

     Public Service Company or New Mexico and
     HVOLT Enterprises, Inc.
     Alvarado Square,
     Albuquerque, NM 87158
     Attention:  Chief Financial Officer
     Fax:        (505) 241-2368

with a copy to:

     Winthrop, Stimson, Putnam & Roberts
     One Battery Park Plaza
     New York, New York  10004
     Attention:  Timothy Michael Toy, Esq.
                 Stephen R. Rusmisel, Esq.
     Fax:        (212) 858-1500


If to the Stockholder:

     Westar Industries, Inc.
     818 South Kansas Avenue
     Topeka, KS  66612
     Attention:  President
     Fax:        (785) 575-1936

with a copy to:


     LeBoeuf, Lamb, Greene & MacRae, L.L.P.
     125 West 55th Street
     New York, New York  10019
     Attention:  William S. Lamb, Esq.

                 Benjamin G. Clark, Esq.
     Fax:        (212) 424-8500

or to such other address or facsimile number as either party may, from time to time, designate in a written notice given in a like manner.

     APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     Headings. The descriptive headings of the several sections in this Agreement are for convenience only and do not constitute a part of this Agreement and shall not be deemed to limit or affect in any way the meaning or interpretation of this Agreement.

     Integration. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to its subject matter other than those expressly set forth or referred to herein.

     Severability. If any term or provision of this Agreement or any application thereof shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

     Consent to Jurisdiction. In connection with any suit, claim, action or proceeding arising out of this Agreement, the Stockholder and the Company each hereby consent to the in personam jurisdiction of the United States federal courts and state courts located in Topeka, Kansas; the Stockholder and the Company each agree that service in the manner set forth in Section 6.5 hereof shall be valid and sufficient for all purposes; and the Stockholder and the Company each agree to, and irrevocably waive any objection based on forum non conveniens or venue not to, appear in any United States federal court state court located in Topeka, Kansas.

     Counterparts. This Agreement may be executed by the parties hereto in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Company and the Stockholder have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth at the head of this Agreement.

                                 HVOLT ENTERPRISES, INC.


                                 By:_____________________________
                                 Name:
                                 Title:

                                 WESTAR INDUSTRIES, INC.


                                 By:_____________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT A

                          Stockholder Nominee Notice
                          --------------------------

          This Stockholder Nominee Notice is provided to HVOLT Enterprises, Inc. (the "Company") by Westar Industries, Inc., (the "Stockholder") pursuant to
Sections 4.1(a) and (b) of the Stockholder Agreement, dated as of [    ], 200_,
between the Stockholder and the Company. Additional sheets may be attached hereto as necessary to answer each item below.

1. The Stockholder hereby designates the person set forth below (the "Stockholder Nominee") to be a director of the Company:

Name:                                 ________________________

Principal occupation or employment:   __________________________________________

                                      __________________________________________

Principal business of the organization
                                      __________________________________________
by which ______________ is employed:
                                      __________________________________________


Mailing address:                      __________________________________________

                                      __________________________________________

                                      __________________________________________

                                      __________________________________________

                                      Tel:______________________________________


Principal Business Address of
employer specified above:
                                      __________________________________________

                                      __________________________________________

                                      __________________________________________

                                      __________________________________________

                                      Tel:______________________________________

2. Except as set forth below, the Stockholder Nominee has/has not, during the past ten years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

            (If answer is positive):

            Dates:                    _________________________

            Nature of Conviction:
                                      __________________________________________

                                      __________________________________________

                                      __________________________________________

                                      __________________________________________

            Name and location of
            court:
                                      __________________________________________

                                      __________________________________________

                                      __________________________________________

                                      __________________________________________


            Penalty imposed or other
            disposition
                                      __________________________________________

                                      __________________________________________

                                      __________________________________________

                                      __________________________________________

3. The Stockholder Nominee beneficially owns, directly or indirectly, the following securities of the Company:

Description of Security                                    Quantity Owned
-----------------------                                    --------------

__________________________________________________         _____________________

__________________________________________________         _____________________

__________________________________________________         _____________________



4. The Stockholder Nominee owns of record, but not beneficially, the following securities of the Company:

Description of Security                                    Quantity Owned
-----------------------                                    --------------

__________________________________________________         _____________________

__________________________________________________         _____________________

__________________________________________________         _____________________



5. During the past two years, the Stockholder Nominee has purchased or sold securities of the Company as set forth below:


Description of Security    Date Purchased                  Date Sold
-----------------------    --------------                  ---------

-----------------------    --------------                  ---------

-----------------------    --------------                  ---------

-----------------------    --------------                  ---------

6. Of the securities described above, the following parts of the purchase price or market value of the shares specified is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities:

Description of Security        Amount of Indebtedness
-----------------------        ----------------------

-----------------------        ----------------------

-----------------------        ----------------------

-----------------------        ----------------------


7. If the funds described above were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a brief description of the transaction, including the names of the parties, is set forth immediately below:

Description of Security
-----------------------

-----------------------

Description of Transaction
--------------------------

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________



8. Within the past year, the Stockholder Nominee was/was not a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

          If the Stockholder Nominee has been such a party, a description of the parties to such contracts, arrangements or understandings is set forth below:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________


9. The Stockholder Nominee's associates beneficially own, directly or indirectly, the following securities of the Company:

                                        Description of
Associate Name          Address            Security        Amount Owned

--------------          ------------    ---------------    ---------------

--------------          ------------    ---------------    ---------------

--------------          ------------    ---------------    ---------------

--------------          ------------    ---------------    ---------------


10. The Stockholder Nominee beneficially owns, directly or indirectly, the following amounts of each class of securities of any parent or subsidiary of the Company:


Description of Security                                    Quantity Owned
-----------------------                                    --------------

------------------------------------------------           ------------------

------------------------------------------------           ------------------

------------------------------------------------           ------------------

11. Set forth below is a description of any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which the Stockholder Nominee had, or will have, a direct or indirect material interest, including a description of the nature of the Stockholder Nominee's interest in the transaction(s), the amount of such transaction(s) and, where practicable, the amount of such person's interest in the transaction(s):

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________



12. Except as set forth below, neither the Stockholder Nominee (nor any associate of the Stockholder Nominee) has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party:


______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

  Submitted by:


                      Westar Industries, Inc.


               By:    _______________________________

               Name:  _______________________________

               Title: _______________________________

               Date:  _______________________________